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                                                                   EXHIBIT 10.18







                                August 22, 1996

Snelling and Snelling, Inc.
1280 North Central Expressway
Suite 700
Dallas, Texas  75243-1716

         Re: Credit Agreement (as the same may be amended, the "CREDIT AGREEMENT") dated January 31, 1996 among Snelling and Snelling, Inc., each of the banks or other lending institutions which are or which may from time to time become a party thereto (individually a "BANK" and collectively "THE BANKS") and The First National Bank of Boston, individually as a Bank and as agent for itself and the other Banks (the "AGENT"). All capitalized terms used herein, unless otherwise defined herein, shall have the same meaning as in the Credit Agreement.

Ladies and Gentlemen:

         The Borrower has requested that clause (i) of Section 10.5 of the Credit Agreement be amended in its entirety to read as follows (the "AMENDMENT"):

                 (i) (1) notes received in the ordinary course of Borrower's or a Subsidiary's business from customers or franchisees in connection with the settlement or satisfaction of the obligations of customers or franchisees; provided that the outstanding principal amount of such notes shall at no time exceed One Million Dollars ($1,000,000) in the aggregate; and

                 (2) loans, advances or investments other than those described in clauses (A) through (H) of this SECTION 10.5 and those described in clause (1) of this clause (I) if the aggregate principal amount of such loans and advances outstanding plus the aggregate acquisition cost of the outstanding investments never exceeds One Hundred Thousand Dollars ($100,000.00).

         Each of the undersigned Banks and the Agent hereby agree to the Amendment.

         To induce the Banks and the Agent to agree to the Amendment, Borrower and each of the Obligated Parties (by their execution below) hereby agree that:

         1. Except as specifically set forth herein, all terms and provisions of the Loan Documents, all rights of the Agent and the Banks thereunder and all obligations of the Borrower and each of the Obligated Parties thereunder shall remain in full force and effect and are ratified and confirmed in all respects.

         2. The terms and conditions set forth in this letter shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement.

         3. The Credit Agreement, to the extent modified hereby, and the other Loan Documents, shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

         4. Each reference to the Credit Agreement in any Loan Documents shall include a reference to the Credit Agreement as modified hereby.
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Snelling and Snelling, Inc.
August 22, 1996
Page 2




         Borrower represents and warrants to Agent and each Bank that the following statements are true, correct and complete: (a) after giving effect to this letter, no Default or Events of Default has occurred and is continuing;
(b) after giving effect to this letter, the representations and warranties set forth in the Loan Documents are true and correct in all material respects on and as of the date hereof with the same effect as though made on and as of such date except with respect to any representations and warranties limited by their terms to a specific date; and (c) the execution, delivery and performance of this letter has been duly authorized by all necessary action on the part of Borrower and the Obligated Parties and does not and will not: (1) violate any provision of law applicable to Borrower or any Obligated Party, the certificate of incorporation or bylaws of Borrower or any Obligated Party or any order, judgment, or decree of any court or agency of government binding upon Borrower or any Obligated Party; (2) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any material contractual obligation of Borrower or any Obligated Party; (3) result in or require the creation or imposition of any material Lien upon any of the properties or assets of Borrower or any Obligated Party; or (4) require any approval or consent of any Person under any material contractual obligation of Borrower or any Obligated Party.

         THIS LETTER EMBODIES THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDES ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS WHETHER WRITTEN OR ORAL RELATING TO THE SUBJECT MATTER HEREOF, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. This letter shall be governed by and construed in accordance with the internal laws of the State of Texas without regard to conflicts of law principles. This letter may be executed in one or more counterparts and on telecopy counterparts each of which shall be deemed an original but all of which together shall constitute one and the same agreement.

                                  Very truly yours,

                                  THE FIRST NATIONAL BANK OF BOSTON,
                                  individually as a Bank and as the Agent


                                  By: /s/ STEVEN ATLUETER
                                      ----------------------------------------
                                          Name:  Steven Atlueter
                                               -------------------------------
                                          Title: Vice President
                                                ------------------------------

                                  BANK ONE, TEXAS, N.A.

                                  By: /s/ R. ROGERS
                                      ----------------------------------------
                                          R. Rogers
                                          Vice President

                                  TEXAS COMMERCE BANK NATIONAL ASSOCIATION


                                  By: /s/ ROBERT SURECK
                                      ----------------------------------------
                                          Robert Sureck
                                          Vice President






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Snelling and Snelling, Inc.
August 22, 1996
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Accepted and Agreed to as of August 19, 1996

SNELLING AND SNELLING, INC.


By: /s/ J. RUSSELL CREWS
   ------------------------------------------
         J. Russell Crews
         Senior Vice President

ADVANCE PROCESSING SYSTEMS, INC.


By: /s/ J. RUSSELL CREWS
   ------------------------------------------
         J. Russell Crews
         President

PLANT MAINTENANCE, INC. OF CALIFORNIA


By:  /s/ J. RUSSELL CREWS
    -----------------------------------------
         J. Russell Crews
         Senior Vice President

/s/ ROBERT O. SNELLING, SR.
---------------------------------------------
Robert O. Snelling, Sr., individually

/s/ ANNE M. SNELLING
---------------------------------------------
Anne M. Snelling, individually

ARIMATHEA ASSOCIATES, LTD.

By:  Nehemiah, Inc., its general partner


         By:  /s/ J. RUSSELL CREWS
             --------------------------------
                 J. Russell Crews
                 Vice President and Treasurer